STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
STOCK-BASED COMPENSATION
STOCK-BASED COMPENSATION
IAC currently has three active plans under which awards have been granted. These plans cover stock options to acquire shares of IAC common stock, RSUs, PSUs and restricted stock, as well as provide for the future grant of these and other equity awards. These plans authorize the Company to grant awards to its employees, officers, directors and consultants. At December 31, 2013, there are 13.9 million shares available for grant under the Company's stock-based compensation plans.
The plans were adopted in 2005, 2008 and 2013, have a stated term of ten years, and provide that the exercise price of stock options granted will not be less than the market price of the Company's common stock on the grant date. The plans do not specify grant dates or vesting schedules of awards as those determinations have been delegated to the Compensation and Human Resources Committee of IAC's Board of Directors (the "Committee"). Each grant agreement reflects the vesting schedule for that particular grant as determined by the Committee. Broad-based stock option awards issued to date have generally vested in equal annual installments over a four-year period and RSU awards currently outstanding generally vest in two 50% installments over a three and four-year period, in each case, from the grant date. PSU awards issued to date generally cliff vest at the end of a two to three-year period from the date of grant. In addition to equity awards outstanding under the three plans, stock options and other equity awards outstanding under terminated plans and plans assumed in acquisitions are reflected in the information set forth below.
The amount of stock-based compensation expense recognized in the consolidated statement of operations is reduced by estimated forfeitures, as the expense recorded is based on awards that are ultimately expected to vest. The forfeiture rate is estimated at the grant date based on historical experience and revised, if necessary, in subsequent periods if actual forfeitures differ from the estimated rate.
The total income tax benefit recognized in the accompanying consolidated statement of operations for the years ended December 31, 2013, 2012 and 2011 related to stock-based compensation is $19.3 million, $31.3 million and $32.7 million, respectively.
At December 31, 2013, there is $86.2 million of unrecognized compensation cost, net of estimated forfeitures, related to all equity-based awards, which is expected to be recognized over a weighted average period of approximately 2.2 years.
Stock Options
A summary of changes in outstanding stock options is as follows:

	December 31, 2013
	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
	(Shares and intrinsic value in thousands)
Outstanding at January 1, 2013	10,460	$33.68
Granted	693	47.33
Exercised	(2,246)	23.17
Forfeited	(783)	41.87
Expired	(50)	33.91
Outstanding at December 31, 2013	8,074	$36.98	6.8	$255,671
Options exercisable	3,740	$30.34	5.3	$143,307

The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value (the difference between IAC's closing stock price on the last trading day of 2013 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on December 31, 2013. This amount changes based on the fair market value of IAC's common stock. The total intrinsic value of stock options exercised during the years ended December 31, 2013, 2012 and 2011 is $65.6 million, $84.8 million and $70.6 million, respectively.

The following table summarizes the information about stock options outstanding and exercisable at December 31, 2013:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Outstanding at December 31, 2013	Weighted- Average Remaining Contractual Life in Years	Weighted- Average Exercise Price	Exercisable at December 31, 2013	Weighted- Average Remaining Contractual Life	Weighted- Average Exercise Price
	(Shares in thousands)
$0.01 to $10.00	2	0.3	$6.98	2	0.3	$6.98
$10.01 to $20.00	559	5.4	17.55	559	5.4	17.55
$20.01 to $30.00	1,277	5.0	22.14	1,031	4.8	22.24
$30.01 to $40.00	2,068	7.2	32.03	1,081	7.1	31.84
$40.01 to $50.00	3,786	7.2	45.42	1,047	3.7	43.12
$50.01 to $60.00	382	8.4	58.51	20	8.2	56.50
	8,074	6.8	$36.98	3,740	5.3	$30.34

The fair value of each stock option award is estimated on the grant date using the Black-Scholes option pricing model. Approximately 0.7 million, 3.6 million and 2.6 million stock options were granted by the Company during the years ended December 31, 2013, 2012 and 2011, respectively.
The Black-Scholes option pricing model incorporates various assumptions, including expected volatility and expected term. During 2013, 2012 and 2011, expected stock price volatilities were estimated based on the Company's historical volatility. Expected term is based upon the historical exercise behavior of our employees and the risk-free interest rates are based on U.S. Treasury yields for notes with comparable terms as the awards, in effect at the grant date. The following are the weighted average assumptions used in the Black-Scholes option pricing model:

	Years Ended December 31,
	2013	2012	2011
Expected volatility	29%	31%	30%
Risk-free interest rate	1.0%	0.6%	2.3%
Expected term	6.2 years	4.4 years	6.1 years
Dividend yield	2.0%	1.2%	—

The weighted average fair value of stock options granted during the years ended December 31, 2013, 2012 and 2011 with exercise prices equal to the market prices of IAC's common stock on the date of grant are $10.67, $10.69 and $11.08, respectively. There are no stock options issued during the years ended December 31, 2013 and 2011 with exercise prices greater than the market value of IAC's common stock on the date of grant. The weighted average exercise price and weighted average fair value of stock options granted during the year ended December 31, 2012 with exercise prices greater than the market value of IAC's common stock on the date of grant are $60.00 and $7.61, respectively.
Cash received from stock option exercises and the related tax benefit realized for the years ended December 31, 2013, 2012 and 2011 are: $40.7 million and $69.4 million; $58.2 million and $74.3 million; and $89.8 million and $25.5 million, respectively. In December 2013, the Company's former Chief Executive Officer (the "Executive") became the Chairman of the newly created Match Group; in connection with the Executive's new compensation arrangement, the Executive exercised 0.5 million stock options, which were settled by the Company for $9.2 million in cash.
Restricted Stock Units and Performance-based Stock Units
RSUs and PSUs are awards in the form of phantom shares or units, denominated in a hypothetical equivalent number of shares of IAC common stock and with the value of each RSU and PSU equal to the fair value of IAC common stock at the date of grant. RSUs and PSUs may be settled in cash, stock or both, as determined by the Committee at the time of grant. Each RSU and PSU grant is subject to service-based vesting, where a specific period of continued employment must pass before an award vests. PSUs also include performance-based vesting, where certain performance targets set at the time of grant must be achieved before an award vests. The Company recognizes expense for all RSUs and PSUs for which vesting is considered probable. For RSU grants, the expense is measured at the grant date as the fair value of IAC common stock and expensed as non-cash compensation over the vesting term. For PSU grants, the expense is measured at the grant date as the fair value of IAC common stock and expensed as non-cash compensation over the vesting term if the performance targets are considered probable of being achieved.
Nonvested RSUs and PSUs outstanding at December 31, 2013 and changes during the year ended December 31, 2013 are as follows:

	RSUs		PSUs
	Number of shares	Weighted Average Grant Date Fair Value	Number of shares(a)	Weighted Average Grant Date Fair Value
	(Shares in thousands)
Nonvested at January 1, 2013	370	$39.94	1,270	$29.39
Granted	552	42.32	—	—
Vested	(230)	33.50	(53)	29.39
Forfeited	—	—	(895)	28.71
Nonvested at December 31, 2013	692	$43.50	322	$31.27
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(a)
Included in the table are PSUs which vest at the end of two or three years in varying amounts depending upon certain performance conditions. The PSU table above includes these awards at their maximum potential payout.

The weighted average fair value of RSUs and PSUs granted during the years ended December 31, 2013, 2012 and 2011 based on market prices of IAC's common stock on the grant date was $42.32, $46.24 and $32.41, respectively. The total fair value of RSUs and PSUs that vested during the years ended December 31, 2013, 2012 and 2011 was $14.5 million, $139.0 million and $33.2 million, respectively.
Equity Instruments Denominated in the Shares of Certain Subsidiaries
IAC has granted phantom equity units and stock options in various operating subsidiaries to certain members of the subsidiaries' management. These equity awards vest over a period of years or upon the occurrence of certain prescribed events. In some cases, IAC has taken a preferred interest in the subsidiary with a face value equal to the subsidiary's acquisition price or, when funding a start-up business, its investment cost, or a certain other fixed amount. In some cases, these preferred interests accrete with paid-in-kind dividends at a prescribed rate of return. The value of the phantom equity units and stock options is tied to the value of the common stock of the entity, with the equity awards management receives as a whole generally representing a small minority of the total common stock outstanding. Accordingly, these interests only have value to the extent the relevant business appreciates in value above the preferred interest (including the accretion of dividends), our investment cost or other fixed amount or, in the case of stock options, the initial value utilized to determine the exercise price. These interests can have significant value in the event of significant appreciation. The interests are ultimately settled in IAC common stock or cash at the option of IAC, with fair market value generally determined by negotiation or arbitration, at various dates through 2019. The expense associated with these equity awards is initially measured at fair value at the grant date and is expensed as non-cash compensation over the vesting term. The aggregate number of IAC common shares that would be required to settle these interests at current estimated fair values, including vested and unvested interests, at December 31, 2013 is 1.8 million shares, which is included in the calculation of diluted earnings per share if the effect is dilutive. The comparable amount at December 31, 2012 is 2.0 million shares.